H.C. Wainwright 22nd Annual Global Investment Conference

September 14, 2020

PolarityTE®
Where Self Regenerates Self®

Forward Looking Statements

This presentation contains forward-looking statements and projections. PolarityTE, Inc., (the "Company") makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her or its own independent investigation. It must be recognized that estimates of the Company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the Company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "will," "may," "plans," "potential," "preliminary," "anticipates," "believes," "plans," "expects," "future," "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The Company's actual results could differ materially due to the impact of the COVID-19 pandemic, which cannot be predicted, and the risk factors and other items described in more detail in the "Risk Factors" section of the Company's Annual Reports and other filings with the SEC (copies of which may be obtained at www.sec.gov). The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences. Any forward-looking statement in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SkinTE™

Opening Remarks

David Seaburg, Chief Executive Officer

PolarityTE®
Where Self Regenerates Self®

SkinTE^{TM} in the Treatment of Diabetic Foot Wounds NCT03881254

Interim Analysis Topline Results

Nikolai Sopko, MD, PhD, Chief Scientific Officer

PolarityTE®
Where Self Regenerates Self®

Trial Design

Prospective, multi-center, randomized controlled trial evaluating SkinTE plus standard of care (SOC) vs. SOC alone in the treatment of Diabetic Foot Ulcers (DFUs)


Screening Phase
Patient Signs Informed Consent
Target Ulcer Selected
Subject Receives SOC for 14 Days
Eligibility Assessments Performed
Subject Still Eligible?
No
Yes
Subject Exits Study
Subject Randomized to SkinTE or SOC

Inclusion Criteria:

- Wagner 1 Diabetic Foot Ulcer (DFU) extending at least through the dermis provided it is below the medial aspect of the malleolus
- Index ulcer ≥1.0 cm^2 and ≤25 cm^2 at Screening Visit 1 (SV1) and Trial Visit 1 (TV1)
- Index ulcer present for >4 weeks
- DFU does not change in size >30% during 14-day SOC screening period

Exclusion Criteria:

- Treatment of index ulcer with investigational drug or therapeutic device within 30 days
- Creatinine >3.0 mg/dl within 120 days of randomization
- HbA1c ≥12.0 within 30 days of randomization
- Active infection of treatment ulcer

*Refer to NCT03881254 on ClinicalTrials.gov for full list of inclusion/exclusion criteria

Trial Design


End of Study Visit
Closure Confirmation Visit at 2 Weeks
Closed
Ulcer Closed or Received 12 Weekly Visits?
Yes
No
Subject Continues Study
Not Closed
End of Study Visit

Primary Outcome Measure

- Percentage of wounds closed at 12 weeks defined as complete epithelialization without drainage or dressing requirements confirmed at two consecutive study visits 2 weeks apart

Closure Determination

- Initial closure determined by treating provider and confirmed by additional licensed personnel not treating the wound
- High resolution imaging of the closed wound sent to blinded adjudication panel comprised of three plastic surgeons
- If consensus of at least 2 of 3 adjudicators is reached that the wound is closed, the patient returns for a closure confirmation visit 2 weeks after the initial determination of closure
- The wound must remain closed at the closure confirmation visit

Trial Design

Secondary Outcome Measures:

- Percent area reduction (PAR) at 4, 6, 8, and 12 weeks as measured by 3D digital planimetry (eKare, Fairfax, VA)
- Quality of life comparison using Wound Quality of Life Score
- Pain assessment using Visual Analogue Pain Scale (VAS)
- Peripheral neuropathy assessment using Semmes-Weinstein Monofilament 10-point discrimination test
- Cost of treatment

SkinTE™

Interim Analysis

Trial Results

PolarityTE®
Where Self Regenerates Self®

Interim Analysis: Demographics

Demographic Variable	SkinTE	SOC	p-value
Patient Age (year)	61.6 (10.25)	59.3 (13.46)	0.51
BMI	32.3 (7.56)	33.4 (7.54)	0.59
Gender Male Female	 18 (72) 7 (28)	 17 (68) 8 (32)	0.76
Subject Comorbidities	9.6 (3.29)	10.8 (6.15)	0.40
Creatinine	1.4 (0.61)	1.3 (0.49)	0.37
HbA1c Baseline EOS	 7.1 (1.37) 7.1 (1.64)	 7.7 (1.72) 8.0 (1.32)	 0.16 0.059
Wound Area (cm²)	4.3 (4.24) median: 3.6; IQR: 3.2	3.3 (4.31) median: 1.8; IQR: 1.4	0.19
Wound Age (weeks)	25.3 (31.41) median: 15.3; IQR: 19	22.1 (22.63) median: 14.0; IQR: 20	0.57
DFU Location Plantar Dorsal	 21 (84) 4 (16)	 21 (84) 4 (16)	1.00
DFU Location Toe Forefoot Midfoot Heel Ankle	 4 (16) 10 (40) 9 (38) 2 (8) 0 (0)	 5 (20) 13 (52) 2 (8) 4 (16) 1 (4)	0.16

Enrollment:

- 25 SkinTE patients and 25 SOC patients
- 13 sites across the US

Key Demographics

Mean wound area (cm^2):

- SkinTE plus SOC: 4.3
- SOC: 3.3
- p=0.19

Mean wound age (weeks):

- SkinTE plus SOC: 25.3
- SOC: 22.1
- p=0.57

SkinTE Applications

All patients received only one application of SkinTE except two patients who received reapplication due to inadvertent removal of the original product (mean 1.08 applications/subject)

Interim Analysis: SkinTE Met Primary Endpoint



SkinTE
SOC
Percentage of Wounds Closed
100
90
80
70
60
50
40
30
20
10
0
0
2
4
6
8
10
12
Time (Weeks from Randomization)

SkinTE Group:

18/25 DFUs Closed at 12 Weeks (72%)

SOC Group:

8/25 DFUs Closed at 12 Weeks (32%)

$p=0.005$

Interim Analysis Secondary Endpoint: Percent Area Reduction (PAR)



100
90
80
70
60
50
40
30
20
10
0
Percentage Area Reduction
SkinTE
SOC
0
2
4
6
8
10
12
Time (Weeks from Randomization)

Week	SkinTE	SOC	p-value
4	78.6 (35.6)	24.0 (106.52)	0.00021
6	83.2 (40.89)	43.8 (101.98)	0.004
8	86.6 (39.58)	47.2 (89.85)	0.002
12	88.2 (39.14)	49.6 (101.45)	0.012

Interim Analysis: Secondary Endpoints

No Significant Difference

- Quality of life comparison using Wound Quality of Life Score
- Pain assessment using Visual Analogue Pain Scale (VAS) at 12 weeks
- Peripheral neuropathy assessment using Semmes-Weinstein Monofilament 10-point discrimination test
- **Cost of treatment – analysis pending**

Interim Analysis: Adverse Events (AEs)

- There were 86 AEs allocated to 25 subjects
- The SkinTE group had 38 AEs allocated to 11 subjects
- SOC group had 48 AEs allocated to 14 subjects

About SkinTE™

SkinTE is a human cellular and tissue-based product derived from a patient's own skin (autologous) intended for the repair, reconstruction, replacement, or supplementation of skin tissue. Aseptic surgical procedures and handling during skin harvest, wound preparation, and SkinTE deployment are mandatory.

SkinTE is currently marketed as a human cell, tissue, and cellular and tissue-based product regulated solely under Section 361 of the Public Health Service Act (PHS Act) and 21 CFR Part 1271 (i.e., as a 361 HCT/P). PolarityTE plans to file an investigational new drug application (IND) with FDA followed by a biologics license application (BLA) to have SkinTE regulated as a biologic under the federal Food Drug & Cosmetic Act and Section 351 of the PHS Act (i.e., as a 351 HCT/P), and will propose to FDA a plan for transitioning SkinTE from a 361 HCT/P to a 351 HCT/P.

Important Safety Information

SkinTE is donated human tissue for autologous, single application use only. SkinTE has not been evaluated for infectious substances. SkinTE may contain trace amounts of antibiotics (e.g., gentamicin), which may potentially cause an adverse effect in patients who are hypersensitive or allergic to antibiotics. For patients sensitive to or allergic to gentamicin, alternative processing is available with prior notice. Patients with multiple comorbidities, or who have any condition that could compromise recipient site vascularity and wound healing, should be carefully evaluated prior to using SkinTE. Such conditions may prevent successful outcomes or lead to suboptimal results. Failure to ensure proper aseptic technique may result in contamination of the harvested skin, donor site, tissue product and/or wound bed, and could result in potential adverse events including local, regional, or systemic infection, failure of the graft to take upon deployment, failure of skin to heal and/or regenerate, deleterious effects on potential surrounding or adjacent reconstructions including infection, failure of adjacent grafted material to take and heal, the need for further surgical operations(s), and/or debridement or other serious injuries or death. Failure to follow instructions may lead to suboptimal outcomes, product failure and/or patient harm. Outcomes may vary. Risks also include those associated with skin grafting such as graft failure, infection, and/or effects on adjacent tissue or reconstructions.